Exhibit 3.1

CERTIFICATE OF FORMATION

OF

SEA-LAND DOMESTIC SHIPPING, LLC

1. The name of the limited liability company is Sea-Land Domestic Shipping, LLC.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. Sea-Land Domestic Shipping, LLC, may carry on any lawful business, purpose or activity pursuant to Delaware Corporation Law Chapter 18 Section 18-106.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Sea-Land Domestic Shipping, LLC, this 31st day of July, 1998.

SEA-LAND SERVICE, INC.

Authorized Person

By:
Robert S. Zuckerman, Secretary

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 04:30 PM 07/31/1998 981301024 – 2927511

CERTIFICATE OF AMENDMENT

OF

SEA-LAND DOMESTIC SHIPPING, LLC

1. The name of the limited liability company is Sea-Land Domestic Shipping, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company shall be Sea Logix, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sea-Land Domestic Shipping, LLC this 25th day of October, 1999.

Name:	Robert S. Zuckerman
Title:	Secretary of Sea-Land Service, Inc. Secretary/Manager

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:00 AM 10/26/1999 991452613 – 2927511

CERTIFICATE OF AMENDMENT

OF

SEA LOGIX, LLC

1. The name of the limited liability company is Sea Logix, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company shall be CSX Lines, LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sea Logix, LLC, this 18th day of November, 1999.

Name:	Robert S. Zuckerman
Title:	Authorized Person

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 04:30 PM 11/18/1999 991495321 – 2927511

CERTIFICATE OF AMENDMENT

OF

CSX LINES, LLC

1. The name of the limited liability company is CSX LINES, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company shall be “HORIZON LINES, LLC”.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of AMENDMENT OF CSX LINES, LLC, this 24th day of February, 2003.

Name:	Raymond C. Kolls
Title:	Authorized Representative

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 08:30 AM 02/24/2003 030115259 – 2927511